UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2025

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 220-6814

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 29, 2025 (the “January 2025 Form 8-K”), on January 28, 2025, the Company entered into a Stock Purchase Agreement, dated as of January 28, 2025 (the “Purchase Agreement”), among the Company, Dear Cashmere Group Holding Company, a Nevada corporation (“DRCR”), James Gibbons (“Gibbons”), and Nicolas Link (together with Gibbons, the “Sellers”). The Purchase Agreement provides that, subject to the satisfaction or waiver of the conditions set forth in the Purchase Agreement, the Company will consummate the transactions (the “Transactions”) contemplated by the Purchase Agreement at the date of the closing of the Transactions (the “Closing”). The Transactions will include (a) the Company’s issuance to the Sellers of (i) shares of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”), constituting 19.99% of its outstanding shares of the Company Common Stock (the “Common Stock Consideration”); and (ii) an aggregate of 19,782.720 shares of a Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Company Preferred Stock”), which will automatically convert, subject to the Stockholder Approval (as defined in the January 2025 Form 8-K) and the listing clearance of The Nasdaq Stock Market LLC (“Nasdaq”), into 19,782,720 shares of Company Common Stock (the “Preferred Stock Consideration” and together with the Common Stock Consideration, the “Company Stock Consideration”) in accordance with the Preferred Stock Certificate of Designation (as defined in the January 2025 Form 8-K) (such conversion, the “Preferred Stock Conversion”); and (b) the Sellers’ sale and transfer to the Company of the number of shares of common stock, par value $0.001 per share, and preferred stock, par value $0.001 per share, of DRCR, that represent in the aggregate 99.13% of the issued and outstanding capital stock of DRCR and 99.13% of the aggregate voting power of DRCR.

The Purchase Agreement contemplates that: (a) the Company may enter into agreements with additional stockholders of DRCR to purchase their shares of DRCR, pursuant to the terms and conditions set forth in the respective purchase agreements (the “Additional Agreements”); (b) upon the Closing, DRCR will function as an operating subsidiary of the Company, and the Company will consolidate the financial results and information of DRCR with its own; (c) the Company has obtained an opinion of a financial advisor to the board of directors of the Company (the “Board”) to the effect that, as of the date of such opinion, and based on and subject to the assumptions, limitations, qualifications and other matters set forth in such opinion, the Transactions are fair, from a financial point of view, to the stockholders of the Company, and has provided a copy of the written opinion to DRCR, solely for informational purposes; and (d) subsequent to the Closing, subject to receipt of any necessary stockholder, regulatory, and stock exchange consents or approvals, the Company will acquire the remaining outstanding equity ownership of the Company through a merger of DRCR into the Company or a wholly-owned subsidiary of the Company (the “Merger”).

The Purchase Agreement provides that if, at the effective time of the Merger, the Company has indebtedness for borrowed money or liabilities in excess of $150,000 relating to the period prior to the Closing (the “Aggregate Company Liabilities”), then, as soon as practicable following the closing of the Merger, the Company will issue a number of shares of Company Common Stock to the former stockholders of DRCR equal to the Aggregate Company Liabilities divided by the quotient obtained by dividing $170,000,000 by the number of shares of the Company Common Stock outstanding at the effective time of the Merger on a fully-diluted basis.

The Purchase Agreement provides that Maxim Partners LLC (or its designees) (“Maxim”) will be issued a number of shares of Company Preferred Stock equal to 3.0% of the total outstanding shares of the Company after giving effect to the Closing on a fully diluted and as converted basis, pursuant to the terms of the letter agreement between DRCR and Maxim dated April 18, 2024.

Pursuant to the Purchase Agreement, the Board has (a) approved and adopted the Purchase Agreement and the Transactions, (b) determined that the Purchase Agreement, the Transactions, and the Merger are advisable and in the best interest of the stockholders of the Company, (c) approved, adopted and declared advisable the payment of the Company Stock Consideration, (d) directed that (i) the approval of the issuance of the shares of Company Common Stock underlying the Preferred Stock Consideration pursuant to the Preferred Stock Conversion, (ii) the third amended and restated certificate of incorporation of the Company in form and substance mutually agreeable to the Company, the Sellers and DRCR, including the change of the name of the Company to such name as will be designated by the Sellers (the “Amended Company Charter”), and (iii) the election of the New Directors (as defined in the January 2025 Form 8-K) be submitted for consideration at the Stockholders Meeting (as defined in the January 2025 Form 8-K), and (e) recommended to the stockholders of the Company that they approve the Preferred Stock Conversion, the Amended Company Charter and the election of the New Directors.

In connection with the Purchase Agreement, the Transactions, the Additional Agreements, and the Merger, the Company has prepared a document describing certain risk factors related to the Purchase Agreement, the Transactions, the Additional Agreements, and the Merger, and is providing certain historical financial statements of DRCR and certain pro forma financial information giving effect to the consummation of the Transactions, the Additional Agreements, and the Merger which are attached hereto as Exhibit 99.1 and Exhibits 99.2, 99.3, and 99.4, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

In connection with the Purchase Agreement, the Transactions, the Additional Agreements, and the Merger, the following financial statements are to be filed as part of this report:

(a) Financial Statements of Probable Business Acquisition

(i) Audited consolidated balance sheets of DRCR as of December 31, 2023 and 2022, the consolidated statements of income, other comprehensive income, stockholders’ equity, and cash flows of DRCR for each of the two years in the period ended December 31, 2023, the notes related thereto, and the Report of Independent Registered Public Accounting Firm Bush & Associates CPA LLC, dated February 20, 2025, are filed herewith as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(ii) Unaudited consolidated financial statements of DRCR as of and for the nine months ended September 30, 2024 and 2023, and the notes related thereto, are filed herewith as Exhibit 99.3 and are incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

(i) Unaudited pro forma combined condensed financial statements of the Company and DRCR as of and for the nine months ended September 30, 2024 and for the fiscal year ended December 31, 2023, and the notes related thereto, giving effect to the Transactions, the Additional Agreements, and the Merger, are filed herewith as Exhibit 99.4 and are incorporated into this Item 9.01(b) by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Bush & Associates CPA LLC
99.1	Risk Factors
99.2	Audited consolidated balance sheets of Dear Cashmere Group Holding Company as of December 31, 2023 and 2022, the consolidated statements of income, other comprehensive income, stockholders’ equity, and cash flows of Dear Cashmere Group Holding Company for each of the two years in the period ended December 31, 2023, the notes related thereto, and the Report of Independent Registered Public Accounting Firm Bush & Associates CPA LLC, dated February 20, 2025
99.3	Unaudited condensed consolidated financial statements of Dear Cashmere Group Holding Company as of and for the nine months ended September 30, 2024 and 2023, and the notes related thereto
99.4

Unaudited pro forma combined condensed financial statements of Signing Day Sports, Inc. and Dear Cashmere Group Holding Company as of and for the nine months ended September 30, 2024 and for the fiscal year ended December 31, 2023, and the notes related thereto

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2025	Signing Day Sports, Inc.

/s/ Daniel Nelson
	Name:	Daniel Nelson
	Title:	Chief Executive Officer

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